EXHIBIT 99.1

Rovi Corporation 2830 De La Cruz Blvd. Santa Clara, CA 95050
ROVI CORPORATION REPORTS FIRST QUARTER 2015 FINANCIAL RESULTS
Delivers quarterly results above expectations
Continues progress toward key licensing renewals and product deployments

SANTA CLARA, Calif.--(BUSINESS WIRE)-April 30, 2015 - Rovi Corporation (NASDAQ:ROVI) today reported financial results for the first quarter ended March 31, 2015.

The Company reported first quarter revenue of $134.0 million, a decrease of 6% compared to $142.5 million in the first quarter of 2014. As expected, revenues were lower than in the comparable period in the prior year, which benefited from higher Consumer Electronics revenues, in part due to having Toshiba under license, and analog copy protection revenues. First quarter 2015 Loss from continuing operations, net of tax, was $15.5 million, compared to $1.7 million Income from continuing operations, net of tax, for the first quarter of 2014. First quarter Diluted loss per share from continuing operations was $0.18, compared to $0.02 Diluted earnings per share from continuing operations in the first quarter of 2014. After taking into consideration discontinued operations, the Company reported a first quarter Net loss of $15.5 million, compared to a Net loss of $54.3 million for the same quarter of 2014. First quarter Diluted loss per share was $0.18, compared to $0.57 Diluted loss per share in the first quarter of 2014.

On a Non-GAAP basis, first quarter Non-GAAP Net Income was $34.7 million, compared to $42.1 million in the first quarter of 2014, and first quarter Non-GAAP Diluted Income Per Share was $0.39, compared to $0.45 in the first quarter of 2014.

Non-GAAP Net Income and Non-GAAP Diluted Income Per Share are defined below in the section entitled “Non-GAAP Information.” Reconciliations between GAAP and Non-GAAP results from operations are provided in the tables below.

“Rovi delivered solid results during the first quarter,” said Tom Carson, President and CEO of Rovi. “Additionally, our recently announced IP and product agreement with Charter and conversational search agreement with DISH affirm the health of Rovi’s licensing business and validate our next-generation product strategy.”

The Company repurchased 3.3 million shares, against its previously announced intent to repurchase five million shares in 2015, for $70 million in the first quarter. Subsequent to quarter-end, Rovi’s board raised its existing share repurchase authorization to $125 million.

Business Outlook

Rovi continues to anticipate fiscal year 2015 revenue of $535 million to $565 million, and fiscal year 2015 Non-GAAP Diluted Income Per Share of $1.55 to $1.85.

“We continue to expect revenues in the second half of 2015 to increase over the first half of the year as we see an increasing contribution from our new products, including Advanced Search, Analytics, Connected Guides and our cloud based platform partnership program in the second half of the year,” said Peter Halt, CFO of Rovi. “We also continue to expect investment in these growth opportunities and spending ahead of our big-four renewals to impact first-half costs in 2015 when compared to the second half of 2014.”

Conference Call Information
Rovi management will host a conference call today, April 30, 2015, at 1:30 p.m. PT/4:30 p.m. ET to discuss the financial results. Investors and analysts interested in participating in the conference are welcome to call 1-866-621-1214 (or international +1-706-643-4013) and reference conference ID 23746774. The conference call can also be accessed via live webcast in the Investor Relations section of Rovi's website at http://www.rovicorp.com/.

A telephonic replay of the conference call will be available through May 4, 2015 and can be accessed by calling 1-800-585-8367 (or international +1-404-537-3406) and entering conference ID 23746774. A replay of the audio webcast will be available on Rovi

Corporation's website shortly after the live call ends and will remain on Rovi Corporation's website until its next quarterly earnings call.

Non-GAAP Information
Rovi Corporation provides Non-GAAP information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. Non-GAAP Net Income, Non-GAAP Diluted Income Per Share, Non-GAAP COGS, Non-GAAP Research and Development Expenses, Non-GAAP Selling, General and Administrative Expenses, Non-GAAP Total OpEx and Non-GAAP Total COGS and OpEx are supplemental measures of the Company's performance that are not required by, and are not presented in accordance with GAAP. Non-GAAP information is not a substitute for any performance measure derived in accordance with GAAP.

Non-GAAP Net Income is defined as GAAP income (loss) from continuing operations, net of tax, adding back non-cash items such as equity-based compensation, amortization of intangibles, amortization or write-off of note issuance costs, non-cash interest expense recorded on convertible debt under Accounting Standards Codification (“ASC”) 470-20 (formerly known as FSP APB 14-1), mark-to-market fair value adjustments for interest rate swaps and the reversals of discrete tax items including reserves; as well as items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results such as changes in the fair value of contingent consideration, gains from the release of Sonic payroll tax withholding liabilities related to a stock option review, transaction, transition and integration costs, contested proxy election costs, restructuring and asset impairment charges, payments to note holders and for expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments. While depreciation expense is a non-cash item, it is included in Non-GAAP Net Income as a reasonable proxy for capital expenditures.

Non-GAAP Diluted Income Per Share is calculated using Non-GAAP Net Income.

Non-GAAP COGS is defined as GAAP cost of revenues excluding equity-based compensation and transition and integration expenses.

Non-GAAP Research and Development Expenses is defined as GAAP research and development expenses excluding equity-based compensation and transition and integration expenses.

Non-GAAP Selling, General and Administrative Expenses is defined as GAAP selling, general and administrative expenses excluding equity-based compensation, contested proxy election costs, changes in the fair value of contingent consideration, and transaction, transition and integration expenses.

Non-GAAP Total OpEx is defined as the sum of GAAP research and development and selling, general and administrative expenses, depreciation and gain on sale of patents excluding equity-based compensation, contested proxy election costs, changes in the fair value of contingent consideration, and transaction, transition and integration expenses.

Non-GAAP Total COGS and OpEx is defined as GAAP Total Operating costs and expenses, excluding equity-based compensation, contested proxy election costs, changes in the fair value of contingent consideration, amortization of intangible assets, restructuring and asset impairment charges, and transaction, transition and integration expenses.

The Company's management has evaluated and made operating decisions about its business operations primarily based upon Non-GAAP Net Income and Non-GAAP Diluted Income Per Share. Management uses Non-GAAP Income and Non-GAAP Diluted Income Per Share as measures as they exclude items management does not consider to be “core costs” or “core proceeds” when making business decisions. Therefore, management presents these Non-GAAP financial measures along with GAAP measures. For each such Non-GAAP financial measure, the adjustment provides management with information about the Company's underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Rovi Corporation does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions, transaction costs and transition and integration costs in order to make more consistent and meaningful evaluations of the Company's operating expenses. Management also excludes the effect of restructuring and asset impairment charges, expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments. Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates, may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the equity-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Rovi Corporation. Management excludes non-cash interest expense recorded on convertible debt under ASC 470-20, mark-to-market fair value adjustments for interest rate swaps, caps, foreign currency collars, and the reversals of discrete tax items including reserves as they are non-cash items and not considered “core costs” or meaningful when management evaluates the Company's operating expenses. Management reclassifies the current period benefit or cost of the interest rate swaps from gain or loss on interest rate swaps and caps, net to interest expense in order for interest expense to reflect the swap rates, as these instruments were entered into to control the interest rate the Company effectively pays on its debt.

Management is using these Non-GAAP measures to help it make budgeting decisions, including decisions that affect operating expenses and operating margin. Further, Non-GAAP financial information helps management track actual performance relative to financial targets. Making Non-GAAP financial information available to investors, in addition to GAAP financial information, may also help investors compare the Company's performance with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.

Management recognizes that the use of Non-GAAP measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the Non-GAAP financial information. Because other companies, including companies similar to Rovi Corporation, may calculate their non-GAAP financial measures differently than the Company calculates its Non-GAAP measures, these Non-GAAP measures may have limited usefulness in comparing companies. Management believes, however, that providing Non-GAAP financial information, in addition to GAAP financial information, facilitates consistent comparison of the Company's financial performance over time. The Company provides Non-GAAP financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company's core operating performance in the same way that management does. Reconciliations between historical and Non-GAAP results of operations are provided in the tables below.

About Rovi Corporation

Rovi is leading the way to a more personalized entertainment experience. The Company’s pioneering guides, data, and recommendations continue to drive program search and navigation on millions of devices on a global basis. With a new generation of cloud-based discovery capabilities and emerging solutions for interactive advertising and audience analytics, Rovi is enabling premier brands worldwide to increase their reach, drive consumer satisfaction and create a better entertainment experience across multiple screens. The Company holds over 5,000 issued or pending patents worldwide and is headquartered in Santa Clara, California. Discover more about Rovi at Rovicorp.com.

Forward Looking Statements

All statements contained herein, including the quotations attributed to Mr. Carson, that are not statements of historical fact, including statements that use the words “will,” “believes,” “anticipates,” “estimates,” “expects,” “intends” or similar words that describe the Company's or its management's future plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company's estimates of future revenues, earnings and expenses, business strategies, anticipated contract signings, and stock repurchases.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors include, among others, the Company's ability to successfully execute on its strategic plan and customer demand for and industry acceptance of the Company's technologies and integrated solutions. Such factors are further addressed in the Company's Annual Report on Form 10-Q for the period ended March 31, 2015 and such other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

Investor Contacts
Peter Halt, CFO
Rovi Corporation
+1 (818) 295-6800

Peter Ausnit, VP IR
Rovi Corporation
+1 (818) 565-5200
Peter.Ausnit@RoviCorp.com

ROVI BUSINESS AND OPERATING HIGHLIGHTS:

IP Licensing:

•
Worldwide, approximately 179 million subscription Pay-TV households either use a Rovi guide or use a guide under a license from Rovi. Of that, approximately 19 million subscription Pay-TV households use Rovi’s cable television set-top box and digital terminal adapter (DTA) guide products. Excluding pre-paid Pay-TV licensees, total Rovi Pay-TV subscribers were approximately 129 million.

•	Sharp, one of the largest Consumer Electronics manufacturers in the world, renewed its IP and product agreement with Rovi.

•	CJ Hellovision, one of Korea’s largest multi-systems operators licensed our interactive program guide (IPG) patent portfolio.

•	UULA, Japan’s leading VOD provider licensed our IPG patent portfolio.

•	NTT DOCOMO expanded its patent license agreement with Rovi to include its Video-on-Demand service for fiber-to-the-home, in addition to mobile services.

Discovery:

•	DISH licensed Rovi’s Search and Conversation Services, allowing for voice recognition inputs

•
Mediacom, the 8th largest cable TV provider in the U.S., licensed Rovi Operator Insights, Rovi Ad Optimizer and Rovi Subscriber Analytics. Mediacom also renewed its i-Guide license and extended their IP license to cover STBs in addition to online and mobile devices.

•	Entone joined Rovi’s Guide Partner Program, and will be able to use the Rovi Cloud service for its Reference Design Kit (RDK) home server platform next-generation entertainment guide.

•	Rovi’s Fan TV won Cablefax Tech Award for Overall Tech Innovation.

•
Grundig, a worldwide leading supplier of entertainment electronics, renewed its licensing and product agreement with Rovi and will use the latest release of Rovi Guide CE to power enhanced search and recommendations in their LED TVs manufactured in 2015 and distributed across Europe.

Metadata:

•	Rovi’s metadata reached a new milestone and now covers over 7.5 million programs, up from over 6.5 million last quarter.

Analytics:

•	A major broadcast network signed a paid pilot agreement to use our analytics solutions.

•	Announced Horizon Media paid pilot agreement for Rovi’s Agency Ad Optimizer.

Executive Announcements:

•	Steven Lucas, SAP’s global President of Platform Solutions, appointed to Rovi’s Board of Directors.

•	Dave Longaker hired as Chief Revenue Officer.

Subsequent Events:

•	Charter Communications signed a new multi-year IP license and licensed i-Guide, Passport Guide, Rovi Metadata, Rovi Advanced Search, Recommendation & Conversation Service, and Rovi Analytics.

•	Verizon licensed Rovi’s Advanced Search technologies.

ROVI CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2015	2014
Revenues	$134,025	$142,450
Costs and expenses:
Cost of revenues, excluding amortization of intangible assets	28,130	32,496
Research and development	28,125	25,557
Selling, general and administrative	38,360	34,910
Depreciation	4,370	4,401
Amortization of intangible assets	19,364	18,690
Restructuring and asset impairment charges	1,717	2,177
Total costs and expenses	120,066	118,231
Operating income from continuing operations	13,959	24,219
Interest expense	(12,358)	(13,563)
Interest income and other, net	686	238
Loss on interest rate swaps	(9,718)	(2,635)
Loss on debt extinguishment	(100)	—
(Loss) income from continuing operations before income taxes	(7,531)	8,259
Income tax expense	7,939	6,576
(Loss) income from continuing operations, net of tax	(15,470)	1,683
Loss from discontinued operations, net of tax	—	(55,948)
Net loss	$(15,470)	$(54,265)
Basic (loss) earnings per share:
Basic (loss) earnings per share from continuing operations	$(0.18)	$0.02
Basic loss per share from discontinued operations	—	(0.60)
Basic (loss) earnings per share	$(0.18)	$(0.58)
Shares used in computing basic (loss) earnings per share	88,304	93,487
Diluted (loss) earnings per share:
Diluted (loss) earnings per share from continuing operations	$(0.18)	$0.02
Diluted loss per share from discontinued operations	—	(0.59)
Diluted (loss) earnings per share	$(0.18)	$(0.57)
Shares used in computing diluted (loss) earnings per share	88,304	94,436

See notes to the Condensed Consolidated Financial Statements in our Quarterly Report on Form 10-Q.

ROVI CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31, 2015	December 31, 2014
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$216,954	$154,568
Short-term marketable securities	87,279	183,074
Accounts receivable, net	83,108	83,514
Deferred tax assets, net	8,816	18,553
Prepaid expenses and other current assets	14,153	12,851
Total current assets	410,310	452,560
Long-term marketable securities	143,248	131,378
Property and equipment, net	35,907	37,227
Intangible assets, net	444,075	463,348
Goodwill	1,343,706	1,343,652
Other long-term assets	23,500	17,225
Total assets	$2,400,746	$2,445,390

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$80,953	$83,208
Deferred revenue	17,131	18,399
Current portion of long-term debt	13,250	302,375
Total current liabilities	111,334	403,982
Taxes payable, less current portion	9,208	10,100
Deferred revenue, less current portion	17,551	15,722
Long-term debt, less current portion	1,088,645	804,557
Long-term deferred tax liabilities, net	74,103	80,751
Other long-term liabilities	32,427	24,014
Total liabilities	1,333,268	1,339,126
Stockholders' equity:
Common stock	131	131
Treasury stock	(1,083,216)	(1,013,218)
Additional paid-in capital	2,386,207	2,339,817
Accumulated other comprehensive loss	(5,015)	(5,307)
Accumulated deficit	(230,629)	(215,159)
Total stockholders’ equity	1,067,478	1,106,264
Total liabilities and stockholders’ equity	$2,400,746	$2,445,390

See notes to the Condensed Consolidated Financial Statements in our Quarterly Report on Form 10-Q.

ROVI CORPORATION AND SUBSIDIARIES
REVENUE BY SEGMENT
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2015	2014
Intellectual Property Licensing Revenues:
Service Provider	$47,153	$50,080
Consumer Electronics	17,866	22,846
Total Intellectual Property Licensing Revenues	65,019	72,926

Product Revenues:
Service Provider	51,025	48,521
Consumer Electronics	5,393	6,128
Other	12,588	14,875
Total Product Revenues	69,006	69,524

Total Revenues	$134,025	$142,450

ROVI CORPORATION AND SUBSIDIARIES
REVENUE BY SALES VERTICAL
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2015	2014
Service Provider	$98,178	$98,601
Consumer Electronics	23,259	28,974
Other	12,588	14,875
Total Revenues	$134,025	$142,450

ROVI CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2015	2014
GAAP (Loss) income from continuing operations, net of tax	$(15,470)	$1,683
Amortization of intangible assets	19,364	18,690
Restructuring and asset impairment charges	1,717	2,177
Equity-based compensation	12,063	10,180
Contested proxy election costs	405	—
Transaction, transition and integration expenses	—	629
Amortization of note issuance costs	647	970
Amortization of convertible note discount	2,812	3,389
Mark-to-market loss related to interest rate swaps	8,857	2,507
Loss on debt extinguishment	100	—
Income tax expense (1)	4,172	1,849
Non-GAAP Net Income	$34,667	$42,074

GAAP Diluted (loss) income per share from continuing operations	$(0.18)	$0.02

Non-GAAP Diluted Income Per Share (2)	$0.39	$0.45

(1) Adjusts tax expense to the Non-GAAP cash tax rate.
(2) Since the Non-GAAP adjustments resulted in Non-GAAP Net earnings, 89,166 shares were used in computing Non-GAAP Diluted Income Per Share, which includes the dilutive effect of common equivalent shares outstanding for the three months ended March 31, 2015.

	Three Months Ended March 31,
	2015	2014
GAAP Total Operating costs and expenses	$120,066	$118,231
Amortization of intangible assets	(19,364)	(18,690)
Restructuring and asset impairment charges	(1,717)	(2,177)
Equity-based compensation	(12,063)	(10,180)
Contested proxy election costs	(405)	—
Transaction, transition and integration expenses	—	(629)
Non-GAAP Total COGS and OpEx	$86,517	$86,555

	Three Months Ended March 31,
	2015	2014
GAAP Cost of revenues, excluding amortization of intangible assets	$28,130	$32,496
Equity-based compensation	(1,582)	(1,472)
Non-GAAP COGS	$26,548	$31,024

	Three Months Ended March 31,
	2015	2014
GAAP Research and development expenses	$28,125	$25,557
Equity-based compensation	(2,093)	(2,213)
Transition and integration expenses	—	(10)
Non-GAAP Research and Development Expenses	$26,032	$23,334

	Three Months Ended March 31,
	2015	2014
GAAP Selling, general and administrative expenses	$38,360	$34,910
Equity-based compensation	(8,388)	(6,495)
Contested proxy election costs	(405)	—
Transaction, transition and integration expenses	—	(619)
Non-GAAP Selling, General and Administrative Expenses	$29,567	$27,796

Year Ended December 31,
2014
GAAP Research and development expenses	$108,746
Equity-based compensation	(10,752)
Transition and integration expenses	(530)
Non-GAAP Research and Development Expenses	$97,464